UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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AMM Funds

(Name of Registrant as Specified In Its Charter)

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	4)	Date Filed: September 23, 2016

Dear Fellow Shareholder,

We are asking you to vote for three new trustees to replace the current trustees of AMM Funds.  Why?  Simple… the election of the new trustees is part of a larger plan that we hope will reduce expenses and create greater efficiencies in the current operations of the Fallen Angels Income Fund.

Mutual Shareholder Services, LLC (“MSS”) has been the Fund’s transfer agent and accounting service provider since the inception of the Fallen Angels Income Fund.  MSS has suggested to the current officers of AMM Funds that additional mutual funds, sponsored by other clients of MSS, could be added to the AMM Funds.  By adding more funds, certain fixed costs can be spread among all of the funds, as opposed to being absorbed solely by the Fallen Angles Income Fund.  To facilitate the creation of additional funds, MSS has requested that its President, Gregory Getts, be elected to the AMM Funds’ Board of Trustees, and that two additional independent trustees, who are familiar with MSS and Mr. Getts, replace the current Board of Trustees,

American Money Management, LLC will continue to manage the Fallen Angels Income Fund, but MSS has proposed that MSS take over the day-to-day administration of the funds.  MSS has been in the mutual fund industry since 1999, and has the resources and facilities to accomplish the efficiencies sought.  MSS will integrate additional core mutual fund services into its current operations, which will allow MSS to service the funds more efficiently.  Services such as administration, facilitating quarterly board meetings, and compliance will be done by MSS if the proposal is passed.

The deadline to receive your vote is Friday, October 14, 2016.  Your ballot to vote, and return envelope with postage are included in this material.  No vote is too small.  If a quorum is not met, the meeting will be adjourned and the meeting date will be extended.

Thank you for taking the time to vote your shares on this matter.  We believe that the proposed change is in the best interests of all of the Fund’s shareholders, and we hope that you will vote FOR each of the trustee nominees.

Sincerely,

Gabriel Wisdom

President

AMM FUNDS

Fallen Angels Income Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 14, 2016

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Fallen Angels Income Fund (the “Fund”) shareholders will be held on October 14, 2016 at Mutual Shareholder Services, LLC, the Fund’s transfer agent, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147at 9:00 A.M (Eastern Time) for the following purpose:

1)

To elect one (1) interested trustee and two (2) independent trustees to the Board of Trustees of the Trust.

2)

To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Trustees have fixed the close of business on Thursday, September 22, 2016 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.  The notice of the meeting, proxy statement and accompanying form of proxy will first be mailed to shareholders of the Fund on or about September 23, 2016.

YOUR VOTE IS IMPORTANT

PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF YOU

DO NOT EXPECT TO ATTEND THE MEETING IN PERSON

PROMPT RETURN OF YOUR PROXY IS GREATLY APPRECIATED

By order of the Board of Trustees,

Gabriel Wisdom

President

AMM FUNDS

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92097

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FALLEN ANGELS INCOME FUND

to be held on October 14, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMM Funds (the “Trust”), for use at the Special Meeting of the shareholders of the Fallen Angels Income Fund (the “Fund”) of the Trust (the “Meeting”) to be held at Mutual Shareholder Services, LLC, the Fund’s transfer agent, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 9:00 A.M (Eastern Time), and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about September 23, 2016.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

Proposals
1. To elect one (1) interested trustee and two (2) independent trustees to the Board of Trustees of the Trust
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 22, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.sec.gov.  A copy of the most recent annual and semi-annual reports of the Fund, including financial statements and schedules, is available at no charge by sending a written request to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-888-999-1395.

PROPOSAL #1: ELECTION OF TRUSTEES

In this proposal, shareholders of the Fund are being asked to elect Dr. Gregory B. Getts, Paul K. Rode, Esq., and Michael Young (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Dr. Getts, Mr. Rode and Mr. Young were nominated for election to the Board by the Nominating Committee (the “Nominating Committee”) of the Board of Trustees.  The Nominating Committee consists of three current Trustees, Kelly C. Huang, Linda J. Rock, and Miro Copic, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).   For the purposes of evaluating the qualifications of candidates to the Board and of nominating qualified candidates for independent trustee membership on the Board, the Audit Committee of the Trust serves as the Nominating Committee.

The Nominating Committee, at a meeting held on September 20, 2016, recommended to the Board that Dr. Getts, Mr. Rode and Mr. Young be nominated to the Board of Trustees.  The Board approved the nominations at the same meeting.  If elected, Mr. Rode and Mr. Young will be considered Independent Trustees, and Dr. Getts will be an “interested person” of the Trust (“Interested Trustee”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), because of his affiliation with Mutual Shareholder services, LLC, the fund’s transfer agent and fund accounting firm (“MSS”).

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee.  The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

Generally, the Trust believes that the Nominees are competent to serve because of each’s individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Fund.  Each Nominee has substantial business and/or academic experience, effective leadership skills and ability to critically review, evaluate and assess information. Three (3) nominees listed below have consented to serve as trustees, if elected, until the termination of the Trust, unless the Trustee dies, resigns, retires or is removed.

Dr. Gregory B. Getts – Interested Trustee - Dr. Getts is the owner/founder of MSS since 1999.  MSS provides transfer agency and accounting services to mutual funds.  Since 2012, Dr. Getts is owner of Arbor Court Capital, LLC, which is a mutual fund distributor.  Dr. Getts earned his Master and Ph.D. in operations research from Case Western Reserve University.

Additional information about Dr. Getts is set forth in the following table:

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Dr. Gregory B. Getts 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Nominee	Owner/Founder, Mutual Shareholder Services, LLC, since 1999	N/A	None

Paul K. Rode Esq. – Independent Trustee Nominee – Mr. Rode is a 2003 graduate of Wittenberg University with a B.A. in political science, and a 2006 graduate of Cleveland-Marshall College of Law with a J.D.  Mr. Rode was admitted to the State Bar of Ohio in 2006, as well as the Northern District Federal Court of Ohio.  He belongs to the Ohio State Bar Association, and has been employed at Keith D. Weiner & Assoc. Co. L.P.A. since September 2005.  He primarily practices as a litigator and primary brief-writer in the collections department.

Michael Young – Independent Trustee Nominee – Mr. Young is a former Senior Federal Security Director that retired from federal service after 41.5 years and is currently a Practitioner/Consultant for the Department of Homeland Security.  Mr. Young spent 26 years with the United States Secret Service, and worked in investigative and protective divisions, both domestic and foreign.  Mr. Young is a graduate of Temple University with a degree in Industrial Management, where he was a Distinguished Military Graduate and received a Regular Army Commission as a 2nd Lieutenant upon entering Active Duty. He served with the 1st Air Cavalry Division for four years in various assignments to include small unit and reconnaissance operations, Division Counterintelligence Operations Officer and Tactical Intelligence Officer. He is a graduate of the U.S. Army Infantry, Ranger and Airborne Schools along with the Army’s Tactical and Counterintelligence Schools at Fort Huachuca.

Additional information about Mr. Rode and Mr. Young is set forth in the following table:

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Nominee	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	N/A	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Nominee	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	N/A	None

Equity Securities Owned by Trustees and Nominees

The following tables set forth the aggregate dollar range of equity securities owned by each Trustee and Nominee as of September 22, 2016.

Interested Trustee and Nominee

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gabriel B. Wisdom	Over $100,000	Over $100,000
Gregory B. Getts	None	None

Independent Trustees and Nominees

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Miro Copic	None	None
Kelly Huang	None	None
Linda Rock	None	None
Paul K. Rode	None	None
Michael Young	None	None

*Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000;$50,001 - $100,000 and over $100,000.

Compensation – Each Independent Trustee will receive $300 for each quarterly board meeting held.  This would equal $2,400 per fiscal year for trustee fees.  Independent Trustees will be paid $300 for any special meeting called during the fiscal year in addition to the aforementioned fees.  This would reduce the trustee fees currently being paid.  The Interested Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.   The table below provides information about Trustee fees for the fiscal year ended July 31, 2016:

Name	Aggregate Compensation from the Fallen Angels Income Fund	Total Compensation from Trust
Miro Copic	$2,000	$2,000
Kelly Huang	$2,000	$2,000
Linda Rock	$2,000	$2,000
Gabriel B. Wisdom	$0	$0

Term – Each trustee will serve as trustee, if elected, until the termination of the Trust, unless the Trustee dies, resigns, retires or is removed.

Board Leadership Structure - The Trust is led by Gabriel B. Wisdom, who has served as the Chairman of the Board and President since the Trust was organized in 2006. Mr. Wisdom is an "interested person" as defined in 1940 Act, as amended, by virtue of his controlling interest in American Money Management, LLC (the Trust’s investment adviser). The Board of Trustees is comprised of Mr. Wisdom and three other Trustees, none of whom are an interested person ("Independent Trustees"). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.

Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and the Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight - The Board of Trustees is comprised of Mr. Wisdom and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee's communications with the independent registered public accounting firm.

Audit Committee - The Trust’s audit committee consists of Miro Copic, Kelly Huang and Linda Rock. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended July 31, 2016, the Audit Committee held two meetings.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the election of the Nominees to the Board of Trustees.

PROPOSAL #2: OTHER MATTERS

The Board of Trustees knows of no matters to be presented at the meeting other than those mentioned above.  Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of Trustees.

Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Secretary, AMM Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

OPERATION OF THE TRUST

The Fallen Angels Income Fund was organized as a diversified series of AMM Funds (formerly Fallen Angels Family of Funds) on June 20, 2006 and commenced investment operations on November 10, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is American Money Management, LLC (the “Adviser”).

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of Dr. Gregory B. Getts, Paul K. Rode and Michael Young to the Board, and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through re-submittal at a later date. Please place your vote on the enclosed ballot, sign and date the ballot, and then return it.  All costs of soliciting this proxy will be borne by Mutual Shareholder Services, LLC (“MSS”).  You may also vote in person at the meeting that would override all your previously filed proxies.

VOTING SECURITIES AND VOTING

The Fund has one class of capital stock of the Fund, having equal voting rights. On September 22, 2016, the date of record, there were 1,004,053.668 shares outstanding entitled to notice of and ability to vote at the Special Meeting.  In all matters, each share has one vote per share and fractional shares will have an equivalent fractional vote.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal I.  For Proposal I, the holders of a majority of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

BENEFICIAL OWNERSHIP IN THE FUND

To the best knowledge of the Trust, as of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name	Address	Number of Shares Owned	Percent of Trust
Charles Schwab & Co.	101 Montgomery Street San Francisco, CA 94104	882,320.266	87.88%
Ameritrade, Inc.	P.O. Box 2226 Omaha, NE 68103	62,832.244	6.26%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, as of the Record Date, the Trustees, Officers, and Nominees, held ownership of the Fund as follows:

	Number of Shares	Percentage of Trust
Gabriel Wisdom	52,040	5.2%
Michael Moore	10,836	1.1%
Miro Copic	None	None
Kelly Huang	None	None
Linda Rock	None	None

Nominees:

	Number of Shares	Percentage of Trust
Gregory Getts	None	None
Paul Rode	None	None
Michael Young	None	None

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting, which is anticipated to total between $1,250 and $2,000.  MSS will bear the costs of soliciting proxies.  The Trust will request banks, brokers, custodians, nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge if the record owner will not or cannot vote, and the Trust will reimburse them for their expenses in so doing.  Certain officers, employees, and agents of the Trust may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner.  These communications should be addressed to the Secretary of the Trust as follows: Secretary, AMM Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, contact the Trust’s transfer agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-866-663-8023.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on October 14, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.sec.gov or by calling the Fund at 1-888-999-1395.

BY ORDER OF THE BOARD OF TRUSTEES

Gabriel Wisdom

President

PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

PROXY - SOLICITED BY THE BOARD OF TRUSTEES

AMM FUNDS

SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 14, 2016

A Special Meeting of the Fallen Angels Income Fund (“Fund”) shareholders will be held on Friday, October 14, 2016 at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 9:00 A.M (Eastern Standard Time).  The undersigned hereby appoints Brandon Pokersnik and Robert Anastasi as proxies to represent and to vote all shares of the undersigned at the special meeting of the shareholders, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Trustees recommend that you vote FOR on Proposal 1.

Proposal 1.

Election of Trustee Nominees until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  Nominees: Gregory B. Getts (interested); Michael Young (independent); and Paul Rode (independent)

Mark “X” For Only One Box

             [    ]   For All Nominees.

             [    ]   Withhold All Nominees.

             [    ]   Withhold Authority to Vote for Any Individual Nominee.

                      Write Nominee(s) Below:

Proposal 2.

To transact such other business as may properly come before the meeting or any general adjournments thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Please mark, date, sign, & return the proxy promptly.

For joint accounts, both parties should sign.

Please review your address and note corrections below.

_________________________________________________

_____________________

Shareholder's Signature

Date

_________________________________________________

_____________________

Shareholder's Signature (if held jointly)

Date

 Mail to:   Fallen Angels Income Fund / 8000 Town Centre Dr. Suite 400 / Broadview Heights, OH 44147